USPA & IRA
CONSOLIDATED STATEMENTS FOR THE FISCAL YR


                                                             1992         1993         1994        1995         1996          1997
                                                      ----------------------------------------------------------------------------
COMMISSIONS REVENUE
   Insurance Sales
     First year                                        34,128,232   35,649,312   37,268,595  41,004,912   44,039,574    45,870,236
     Trails                                            19,403,346   24,082,690   26,098,427  28,160,212   29,346,058    31,288,653

   Mutual Fund Sales
     First year                                        18,662,824   20,902,580   22,588,378  24,640,502   27,740,745    28,093,394
     Trails                                             4,095,168    4,798,993    4,994,847   5,335,628    5,676,867     6,054,326
     Voluntary                                          6,476,132    6,326,610    6,698,685   5,947,731    5,867,189     5,876,455
     12-B1                                              1,120,184    2,007,769    2,842,701   3,354,825    3,961,636     5,146,537
                                                      ----------------------------------------------------------------------------
     Total Commissions Revenue                         83,885,886   93,767,954  100,491,633 108,443,810  116,632,069   122,329,601
                                                      ----------------------------------------------------------------------------

BANKING REVENUE
   Net interest income                                                                                                     308,295
   Provision for loan losses                                                                                              (260,200)
   Other operating income                                                                                                   10,363
                                                      ----------------------------------------------------------------------------
     Net Banking Revenue                                                                                                    58,458
                                                      ----------------------------------------------------------------------------

OPERATING EXPENSES
   Commissions, Bonuses and Agent Expenses             61,007,722   68,242,476   73,902,369  80,507,964   86,309,517    87,809,129
   General and Administrative Expenses                 16,366,496   17,981,793   19,519,267  22,002,350   22,730,849    25,719,662
                                                      ----------------------------------------------------------------------------
     Total Operating Expenses                          77,374,218   86,224,269   93,421,636 102,510,314  109,040,366   113,528,791
                                                      ----------------------------------------------------------------------------

INCOME FROM OPERATIONS                                  6,511,668    7,543,685    7,069,997   5,933,496    7,591,703     8,859,268
                                                      ----------------------------------------------------------------------------
                                                      ----------------------------------------------------------------------------

Other Income (Expenses)
   Interest Income                                        422,297      285,793      417,149     777,897      846,607       914,929
   Investment Income                                    3,023,374    3,218,777    3,272,036   3,616,571    3,216,870     4,749,604
   Rental and Other Income (Expense)                      198,745     (137,366)    (155,222)   (116,795)    (268,148)     (385,791)
   Interest Expense                                      (134,998)     (24,363)     (23,033)    (23,925)     (66,100)      (61,304)
   Gain (Loss) on Disposals of
   Property & Equipment                                   (91,362)     (62,557)     (46,677)    (52,270)      (9,436)       (1,324)
                                                      ----------------------------------------------------------------------------
     Total Other Income                                 3,368,056    3,280,284    3,464,253   4,201,478    3,719,793     5,216,114
                                                      ----------------------------------------------------------------------------

Income Before Federal Income Tax                        9,879,724   10,823,969   10,534,250  10,134,974   11,311,496    14,075,382
                                                      ----------------------------------------------------------------------------

Federal Income Tax Expense                              3,592,814    3,567,212    3,561,062   3,417,024    3,842,639     4,639,886

                                                      ----------------------------------------------------------------------------
NET INCOME                                              6,286,910    7,256,757    6,973,188   6,717,950    7,468,857     9,435,496
                                                      ----------------------------------------------------------------------------
                                                      ----------------------------------------------------------------------------
   Change in Net Income from Prior Year                    -2.62%       15.43%       -3.91%      -3.66%       11.18%        26.33%
                                                      ----------------------------------------------------------------------------
                                                      ----------------------------------------------------------------------------

Shares Outstanding at Year End                            978,459      985,369      899,638   1,008,055      982,792     1,053,357
Weighted Average Shares Outstanding                     1,067,387      948,596      928,520     935,648      937,224       937,502

Share Price at Year End                                     22.24        22.24        22.24       25.12        27.04         28.24
Book Value Per Share Outstanding (Less Dividend)            22.24        22.24        30.91       35.20        37.09         43.47
   Adjusted Book Value (w/out Unrealized Gains)             22.24        22.24        25.12       27.04        27.04         28.24

Earnings Per Share                                           5.89         7.65         7.51        7.18         7.97         10.06
Dividend Declared Per Share                                  6.59         7.31         4.88        4.50         7.63          7.73

Number of Field Agents at Year End                            586          595          602         600          608           665

Agent Expenses as Percent of Revenue                        72.73%       72.78%       73.54%      74.24%       74.00%        71.78%
G&A as Percent of Revenue                                   19.51%       19.18%       19.42%      20.29%       19.49%        21.02%
Operating Margin (Operating Income / Gross Revenue)          7.76%        8.05%        7.04%       5.47%        6.51%         7.24%

Agent expenses as a % of First Year Commissions            102.94%      108.53%      111.04%     112.45%      111.16%       109.98%

Return on Equity (Net Inc. / Total Equity Beg. Year)        20.79%       25.72%       23.95%      20.87%       18.67%        21.47%
Return on Assets (Net Inc. / Total Assets Beg. Year)        11.95%       12.90%       12.77%      10.16%        9.38%        10.64%
Return on Share Price (EPS / Price)                         29.45%       34.40%       33.77%      32.28%       31.73%        37.22%

USPA & IRA
CONSOLIDATED STATEMENTS FOR THE FISCAL YR

                                                            1992        1993         1994        1995         1996          1997
                                                      ----------------------------------------------------------------------------
CURRENT ASSETS:
   Cash - Demand Deposits                                 696,007      411,187    1,792,100     454,159      659,899       289,074
   Cash - Money Markets                                12,215,240   11,698,727   14,481,829  16,319,038   18,789,033    18,735,189
   Cash - Certificates of Deposit                                                                                                0
   Commissions Receivable                               1,590,993    2,000,126    2,060,310   2,319,856    2,671,831     3,003,639
   Agent Loans and Advances                               396,866      441,691      834,728     940,067      745,189       493,891
   Accounts Receivable - Customers                        661,449      103,000      231,718     115,000                    266,746
   Accounts Receivable - Other                             51,999      241,384       78,649     643,179       79,641        54,499
   Accounts Receivable - Profit Sharing Plan                                                                                     0
   Stock Subscription Notes Receivable                                                                                           0
   Accounts Receivable - Employees                                                                                               0
   Accrued Interest Receivable                                875                                                                0
   Income Taxes Receivable                                101,711      432,526            0     374,799      336,579       744,881
   Prepaid Expenses                                        64,775       58,570       54,529      48,803      110,139        83,396
   Current Portion of Marketable Securities                          4,313,700            O           0                          0
   Current Portion of Mortgage Notes Receivable            37,268                                                                0
   Deferred Income Taxes                                                     0      533,360     152,128      534,016       189,377
                                                      ----------------------------------------------------------------------------
     Total Current Assets                              15,817,183   19,700,911   20,067,223  21,367,029   23,926,327    23,860,693
                                                      ----------------------------------------------------------------------------

PROPERTY AND EQUIPMENT:
   Land                                                 1,938,640    1,938,640    1,963,930   3,528,333    3,528,333     3,528,333
   Office Building                                      8,992,871    9,087,870    9,182,167   9,383,158    9,403,496     9,568,786
   Other Buildings and Improvements                       131,746      131,746      131,746     131,748      131,746       131,746
   Office / Computer Equipment and Furniture            4,204,076    4,243,258    4,831,049   6,393,679    6,543,017     7,065,463
   Computer Equipment / Construction in Progress                                                                            19,113
   Automobiles                                            259,133      237,949      265,039     296,218      300,497       262,187
                                                      ----------------------------------------------------------------------------
     Total                                             15,526,466   15,639,463   16,373,931  19,732,134   19,907,089    20,575,628
                                                      ----------------------------------------------------------------------------
        Less Accumulated Depreciation                  (4,146,445)  (4,720,742)  (5,490,561) (6,428,646)  (7,292,895)   (8,429,667)
                                                      ----------------------------------------------------------------------------
     Total Property and Equipment                      11,380,021   10,918,721   10,883,370  13,303,488   12,614,194    12,145,960
                                                      ----------------------------------------------------------------------------

OTHER ASSETS:
   Marketable Securities                               28,961,111   28,110,461   35,047,540  44,852,015   52,036,944    67,714,208
   Less: Current Portion of Marketable Securities                   (4,313,700)           0           0
   Memberships                                             44,030       45,108       47,467      62,467       62,467        62,467
   Mortgage Notes Receivable                                9,942
   Notes Receivable - Other                                50,000       50,000       50,000      50,000       50,000        50,000
   Deferred Income Taxes                                                78,532            0           0                          0
                                                      ----------------------------------------------------------------------------
     Total Other Assets                                29,065,083   23,970,401   35,145,007  44,964,482   52,149,411    67,826,675
                                                      ----------------------------------------------------------------------------

     First Command assets:
       Cash and due from banks                                                                                           4,611,643
       Net loans                                                                                                        17,098,580
       Equipment and lease improv.                                                                                         203,776
       Other assets                                                                                                        148,981
                                                      ----------------------------------------------------------------------------

         Total assets-First Command                                                                                     22,062,980
                                                      ----------------------------------------------------------------------------

TOTAL ASSETS                                           56,262,287   54,590,033   66,095,600  79,634,999   88,689,932   125,896,308
                                                      ----------------------------------------------------------------------------
                                                      ----------------------------------------------------------------------------

USPA & IRA
CONSOLIDATED STATEMENTS FOR THE FISCAL YR

                                                             1992         1993         1994        1995         1996          1997
                                                      ----------------------------------------------------------------------------
CURRENT LIABILITIES:
   Accounts Payable                                       949,052       57,128      227,652     486,402      423,714       597,578
   Accrued Commissions Payable                          1,542,167    2,127,188    2,243,633   2,533,614    2,758,258     2,970,066
   Accrued Bonuses Payable                              9,547,996    7,618,521    8,516,428   9,210,740    9,959,319    10,232,017
   Accrued Profit Sharing Plan Payable                    960,600      957,738      952,952     941,601    1,058,617       993,511
   Deferred Career Commission Plan Payable                                   0            O     423,114      489,502     1,156,257
   Accrued Sales Meeting Expense                        1,250,000      125,008    1,430,867     275,000    1,557,397       543,750
   Other Accrued Liabilities                              486,254      401,547      354,644     426,536      418,168       463,560
   Federal Income Tax Payable                             124,370            0    1,285,017     626,927        4,981             0
   Current Portion of Notes Payable (IRA Stock)            71,369                                            613,716       594,650
   Loans from Insurance Companies                      12,528,037   10,681,383   11,128,518  12,319,485   10,458,853    15,842,192
   Accounts Payable to Broker Dealers                                  243,283      505,256           0
   Retainage on Construction
                                                      ----------------------------------------------------------------------------
     Total Current Liabilities                         27,459,845   22,211,796   26,644,967  27,243,419   27,742,525    33,393,582
                                                      ----------------------------------------------------------------------------

LONG TERM OBLIGATIONS
   Accrued Sales Meeting Expense                                       250,000            0     287,500            0       395,110
   Notes Payable - IRA Stock Repurchase                                                                      494,650             0
   Less: Current Portion Shown Above
   Building Tenant Deposits                                 1,761        1,761        1,611       1,611        1,611         1,611
   Deferred Career Commission Plan Payable                           3,004,862    5,208,298   9,796,309   14,571,565    20,557,266
   Deferred Federal Income Tax                            587,863            0    2,046,925   2,291,415    1,930,874     4,175,136
                                                      ----------------------------------------------------------------------------
     Total Long-Term Obligations                          589,624    3,256,623    7,256,834  12,376,835   16,998,700    25,129,123
                                                      ----------------------------------------------------------------------------
     Liabilities of First Command:
       Demand Deposits                                                                                                   5,185,658
       Time Deposits                                                                                                     8,107,090

                                                      ----------------------------------------------------------------------------
         Total deposits                                                                                                 13,292,748
       Other liabilities                                                                                                   144,772
                                                      ----------------------------------------------------------------------------

         Total liabilities                                                                                              13,437,520
                                                      ----------------------------------------------------------------------------

STOCKHOLDERS EQUITY:
   Common Stock:
     Class A - Voting                                          10           10           10          10           10            10
     Class B - Non-Voting                                  55,729       55,729       55,729      55,729       55,729        55,729
   Additional Paid-In Capital                             111,081    2,329,704      424,761   3,472,253    2,830,260     4,708,239
   Retained Earnings                                   28,082,165   26,772,200   26,542,341  28,305,327   31,223,388    33,160,181
   Net Unrealized Gain (Loss) on Mktbl. Securities                                5,208,702   8,217,001    9,875,400    16,046,593
   Treasury Stock - Class A at Par                             (8)          (8)          (8)         (8)          (8)           (8)
   Treasury Stock - Class B at Par                        (36,159)     (36,021)     (37,736)    (35,567)     (36,072)      (34,661)
                                                      ----------------------------------------------------------------------------
     Total Stockholders' Equity                        28,212,818   29,121,614   32,193,799  40,014,745   43,948,707    53,936,084
                                                      ----------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY              56,262,287   54,590,033   66,095,600  79,634,999   88,689,932   125,896,308
                                                      ----------------------------------------------------------------------------
                                                      ----------------------------------------------------------------------------
                                                                                                                   0             1
   Rates of Increase
     IRA - First year                                        4.6%         4.5%         4.5%       10.0%         7.4%          4.2%
     IRA - Trails                                           11.4%        24.1%         8.4%        7.9%         4.2%          6.6%
     USPA - First Year                                      27.9%        12.0%         8.1%        9.1%        12.6%          1.3%
     USPA - Trails                                          35.3%        30.5%        15.1%       10.9%        10.9%         16.2%
   USPA Trails                                          5,215,352    6,806,762    7,837,548   8,690,453    9,638,503    11,200,863
   Adjusted Agent Exp w/o DCCP                         61,007,722   65,237,614   71,785,792  76,117,159   81,604,939    84,104,274
   Agent Adj Exp to First Year                             102.9%       103.8%       107.9%      106.3%       105.1%        105.3%

USPA & IRA
CONSOLIDATED STATEMENTS FOR THE FISCAL YR

                                                             1992         1993         1994        1995         1996          1997
                                                      ----------------------------------------------------------------------------
                                                      ----------------------------------------------------------------------------
IRA Share Price at Fiscal Year-End                          22.24        22.24        22.24       25.12        27.04         28.24
Book Value Per Share Outstanding (Less Dividend)            22.24        22.24        30.91       35.20        37.09         43.47
Adjusted Book Value (w/out Unrealized Gains)                22.24        22.24        25.12       27.04        27.04         28.24

Weighted Average Earnings Per Share                          5.89         7.65         7.51        7.18         7.97         10.06
Dividend Declared Per Outstanding Share                      6.59         7.31         4.88        4.50         7.63          7.73

Total Dividend Paid                                     6,448,045    7,203,047    4,390,233   4,536,248    7,498,703     8,142,450
Dividend as a Percent of Earnings                         102.56%       99.26%       62.96%      67.52%      100.40%        86.30%

Total Annual Return on Share Price                           8.83         7.31         4.88        7.38         9.55          8.93

Current Return on Reinvested Dividends                      34.70        54.86        75.81      107.47       154.54        215.72
Value of Reinvested Dividends                               41.29        62.17        80.69      111.97       162.17        223.45
Total Shareholder Value w/ Reinvested Dividends             63.53        84.41       102.93      137.09       189.21        251.69

One Year Compounded Rate of Return                         44.15%       32.87%       21.94%      33.18%       38.02%        33.03%
Three Year Compounded Rate of Return                       38.33%       36.69%       32.68%      29.22%       30.87%        34.72%
Five Year Compounded Rate of Return                        39.10%       37.69%       33.80%     32.91 %       33.83%        31.70%
Ten Year Compounded Rate of Return                                                                            36.54%        35.35%